Exhibit 10.13

Execution Version

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (as defined below) is entered into as of October 7, 2022, by and among DRAGONFLY ENERGY HOLDINGS CORP. (f/k/a Chardan NexTech Acquisition 2 Corp.), a Delaware corporation (“Holdings”), and each other entity executing this Agreement from time to time as a “Pledgor” (Holdings, together with such entities, collectively the “Pledgors” and each individually a “Pledgor”) and ALTER DOMUS (US) LLC, as agent (in such capacity, the “Agent”) on behalf of the Secured Parties (as defined below).

W I T N E S S E T H:

WHEREAS, Holdings has entered into that certain Term Loan, Guarantee and Security Agreement, dated as of even date herewith (the “Loan Agreement”), by and among Dragonfly Energy Corp., a Nevada corporation (“Borrower”), Holdings, the Agent, the Lenders (as defined in the Loan Agreement) from time to time party thereto, and the other Credit Parties (as defined in the Loan Agreement) from time to time party thereto; and

WHEREAS, as a condition precedent to the effectiveness of the Loan Agreement, the Pledgor is required to execute and deliver this Agreement; and

WHEREAS, to secure the due and punctual payment and performance of the Obligations (as defined in the Loan Agreement), each Pledgor wishes to pledge and assign to the Agent, on behalf of the Secured Parties (as defined below), its Pledged Collateral (as defined below) and grant to them a security interest in all of its right, title and interest in to and under such Pledged Collateral;

NOW, THEREFORE, for and in consideration of the above premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.      DEFINITIONS.

(a)            Terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement, or, if not defined therein, in the Code (as defined below), and the following terms shall have the following meanings as used in this Agreement:

“Agent” has the meaning assigned to such term in the preamble.

“Agreement” means this Pledge Agreement, together with all Schedules hereto.

“Certificated Security” means “certificated security” as defined in the Article 8 of the Code.

“CFC Holdco” means any direct or indirect Domestic Subsidiary if all of its assets (directly or through one or more disregarded entities) consist of Equity Interests in, and/or debt issued by, one or more (x) CFCs and/or (y) other CFC Holdcos.

“Chattel Paper” means “chattel paper” as defined in Article 9 of the Code, including “electronic chattel paper” or “tangible chattel paper”, as each term is defined in Article 9 of the Code.

“Code” shall mean the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, any Lien on any Pledged Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

“Domestic Subsidiary” means a Subsidiary that is organized under the laws of the United States or any state thereof or the District of Columbia.

“Equity Interests” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, whether preferred or common and whether voting or nonvoting, and securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust units or interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

“Excluded Equity” means soley if a Requirement of Law would result in an adverse tax consequence to the Credit Parties as reasonably determined by the Borrower, the Agent and the Required Lenders, (i) any voting stock of any direct Subsidiary of any Credit Party that is a controlled foreign corporation (as defined in Section 957 of the Internal Revenue Code (a “CFC”)) or CFC Holdco in excess of 65% of the total combined voting power of all classes of stock of such CFC that are entitled to vote (within the meaning of Treasury Regulations § 1.956-2(c)(2)), and (ii) any Equity Interest in any Subsidiary of any CFC.

“Instruments” means all “instruments” as defined in Article 9 of the Code.

“Intercompany Obligations” has the meaning assigned to such term in Section 9.

“Issuer” means any issuer of any of the Pledged Securities, including, without limitation, the Borrower.

“Loan Agreement” has the meaning assigned to such term in the recitals.

“Pledged Collateral” has the meaning assigned to such term in Section 2.

“Pledged Debt Securities” has the meaning assigned to such term in Section 2.

“Pledged Equity Interests” has the meaning assigned to such term in Section 2.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, Instruments or other documents representing or evidencing any Pledged Collateral.

“Pledgor” has the meaning assigned to such term in the preamble.

“Proceeds” means all “proceeds” as such term is defined in Article 9 of the Code and, in any event, shall include all dividends or other income from the Pledged Collateral, collections thereon or distributions or payments with respect thereto.

“Secured Party” shall mean any holder from time to time of any Obligations and shall include the Agent.

“Security” means “security” as defined in Article 8 of the Code.

“Senior Obligations” has the meaning assigned to such term in Section 9.

“Uncertificated Security” means “uncertificated security” as defined in the Article 8 of the Code.

(b)            References in this Agreement to “Articles”, “Sections”, “Schedules” or “Exhibits” shall be to Articles, Sections, Schedules or Exhibits of or to this Agreement unless otherwise specifically provided. Any of the terms defined in this Section 1 may, unless the context otherwise requires, be used in the singular or plural depending on the reference. The terms “include”, “includes” and “including” as used herein shall be deemed to be followed by the words “without limitation” whether or not they are in fact followed by such words or words of like import. The terms “writing”, “written” and comparable terms as used herein refer to printing, typing and other means of reproducing words in a visible form. References “from” or “through” any date herein mean, unless otherwise specified, “from and including” or “through and including”, respectively. References to any statute and related regulation herein shall include any amendments of the same and any successor statutes and regulations. Unless otherwise expressly provided herein, references herein to any agreement or contract herein are to such agreement or contract and any and all amendments, supplements, extensions, restatements, replacements, refinancings or other modifications thereof. References to any Person herein shall be deemed to include the successors and permitted assigns of such Person. The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Any of the terms defined herein may be used in either the singular or the plural. The terms “payment in full”, “paid in full” and any other similar terms or phrases when used herein with respect to the Obligations means the payment in full, in immediately available funds, of all of the Obligations, as the case may be, in each case, unless otherwise specified, other than indemnification and other contingent obligations not then due and payable.

SECTION 2.      PLEDGE OF EQUITY INTERESTS; DEBT SECURITIES; CHATTEL PAPER; INSTRUMENTS.

Each Pledgor, as security for the payment or performance, as the case may be, in full of all Obligations hereby assigns and pledges to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in all such Pledgor’s right, title and interest in, to and under all of the following property (collectively, the “Pledged Collateral”; provided that the pledge and security interest under this Agreement and any other Loan Document shall not extend to, and the term “Pledged Collateral”, including the term “Pledged Equity Interests”, shall not include any Excluded Equity, provided that, if any Excluded Equity would have otherwise constituted Pledged Collateral, if and when such property shall cease to be Excluded Equity, such property shall be deemed at all times from and after the date of its ceasing to be Excluded Equity to constitute Pledged Collateral):

(a)            (i) the Equity Interests now owned or hereafter issued to or acquired by such Pledgor, including those listed on Schedule 1 and (ii) the certificates representing all such Equity Interests (collectively, the “Pledged Equity Interests”);

(b)            (i) the debt securities now owned or hereafter issued to or acquired by any Pledgor, including those listed on Schedule 1 and (ii) the promissory notes and any other instruments evidencing such debt securities (collectively, the “Pledged Debt Securities”);

(c)            subject to Section 6, all payments of principal or interest, dividends, cash, Chattel Paper, Instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above;

(d)            subject to Section 6, all rights and privileges of any Pledgor with respect to the Securities and other property referred to in clauses (a), (b) and (c) above; and

(e)            all Proceeds of any of the foregoing.

SECTION 3.      DELIVERY OF PLEDGED SECURITIES.

(a)            Within five (5) Business Days of the Closing Date, each Pledgor will deliver to the Agent all Pledged Securities, Chattel Paper and Instruments constituting Pledged Collateral then owned by such Pledgor to the extent such items are required to be delivered by this Agreement.  Each Pledgor agrees promptly (and in any event within ten (10) days after receipt thereof by such Pledgor) to deliver or cause to be delivered to the Agent any and all Pledged Equity Interests and Pledged Debt Securities acquired by such Pledgor after the Closing Date, to the extent such items are required to be delivered by this Agreement.

(b)            Each Pledgor will cause any Indebtedness for borrowed money owed to such Pledgor (other than Excluded Property) in a principal amount in excess of $500,000 in the aggregate for all such Indebtedness that is evidenced by a duly executed promissory note to be pledged and delivered to the Agent pursuant to the terms hereof.

(c)            Upon the delivery thereof to the Agent, (i) any Pledged Collateral which is a Certificated Security shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Agent and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor. Each delivery of Pledged Collateral after the date hereof shall be accompanied by a Supplement to Pledge Agreement in the form of Exhibit B hereto (a “Supplement to Pledge Agreement”), which Supplement to Pledge Agreement shall include a schedule describing the securities included therein, which schedule shall be attached hereto as part of Schedule 1 and made a part hereof, provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Collateral. Each schedule so delivered shall supplement any prior schedules so delivered.

(d)            If any Issuer of Pledged Equity Interests (whether on the date hereof or any time after the date hereof during the effectiveness of this Agreement) is a limited liability company or a limited partnership of which the majority of the voting Equity Interests are owned by a Pledgor, then (i) such Issuer shall include, and such Pledgor shall cause such Issuer to include, in its limited liability company agreement, operating agreement or limited partnership agreement provisions that any interests in such limited liability company or limited partnership shall constitute “securities” as defined under Article 8 of the Code (and such Issuer shall not, and such Pledgor shall cause such Issuer not to, opt-out of Article 8), (ii) such Pledged Securities shall be promptly certificated and each Pledgor agrees to deliver to Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by membership interest or partnership interest transfer powers executed in blank), any Certificated Securities (other than dividends or distributions which such Pledgor is entitled to receive and retain pursuant to the Loan Agreement and Section 6 hereof) which may at any time or from time to time come into the possession or control of such Pledgor, and (iii) prior to the delivery thereof to Agent, such Certificated Securities shall be held by such Pledgor in express trust for Agent.

(e)            If any Pledged Equity Interests of any Person are or shall become evidenced or represented by an Uncertificated Security, the Pledgors shall (i) cause such Issuer to promptly execute and deliver to the Agent a Notice of Pledge of the pledge of such Uncertificated Security, in the form of Exhibit A hereto, (ii) if necessary to perfect a security interest in such Uncertificated Security, cause such pledge to be promptly recorded on the equity holder register or the books of such Issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Agent the right to transfer such Uncertificated Security under the terms hereof, and (iii) after the occurrence and during the continuation of an Event of Default, upon request by the Agent, (A) cause the organizational documents of each such Issuer to be amended to provide that such Pledged Equity Interests shall be treated as “securities” for purposes of the UCC and (B) cause such Pledged Equity Interests to become certificated and delivered to the Agent in accordance with the provisions of Section 3(a).

SECTION 4.      REPRESENTATIONS AND WARRANTIES.

Each Pledgor represents, warrants and covenants to and with the Agent, for the benefit of the Secured Parties, that:

(a)            Schedule 1 correctly sets forth the percentage of the issued and outstanding units of each class of the Equity Interests of the Issuer thereof represented by the Pledged Equity Interests owned by such Pledgor and includes all of the Equity Interests and all of the debt securities and promissory notes or other evidences of indebtedness with a value in excess of $250,000 held by the Pledgors. No such Equity Interests or debt securities are subject to prohibitions on assignment or encumbrance (in each case, other than non-consensual Permitted Liens that arise by operation of law and restrictions set forth in the Issuer’s Organizational Documents) or to agreements that require or purport to require consent of or notice to any party in connection with the grant of a security interest thereon (including the exercise of remedies by the Agent with respect thereto) except for such consents that have been obtained and such notices have been given.

(b)            In the case of Pledged Equity Interests and Pledged Debt Securities issued to such Pledgor, to the knowledge of the Pledgor in the case of Pledged Debt Securities issued by a Person who is not an Affiliate of such Pledgor, such Pledged Equity Interests and Pledged Debt Securities have been duly and validly authorized and issued by the Issuers thereof and (i) in the case of Pledged Equity Interests, are fully paid and (to the extent applicable) nonassessable and (ii) in the case of Pledged Debt Securities are legal, valid and binding obligations of the Issuers thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)            Intentionally Omitted.

(d)            Except for the security interests granted hereunder or under the other Loan Documents, such Pledgor (i) is and, subject to any transfers made in compliance with the Loan Agreement or this Agreement, will continue to be the direct owner, beneficially and (subject to Agent’s registration rights under Section 5 hereof) of record, of the Pledged Equity Interests indicated on Schedule 1 as owned by such Pledgor, (ii) holds the same free and clear of all Liens, other than Liens created by this Agreement or the other Loan Documents, non-consensual Permitted Liens that arise by operation of law (and restrictions set forth in the Issuer’s Organizational Documents) and transfers made in compliance with the Loan Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens created by this Agreement or the other Loan Documents, non-consensual Permitted Liens that arise by operation of law and transfers made in compliance with the Loan Agreement, and (iv) will defend his, her or its title or interest thereto or therein against any and all Liens on the Pledged Collateral (other than the Lien created by this Agreement and the Loan Documents), however arising, of all persons whomsoever.

(e)            Except for restrictions and limitations imposed by this Agreement, the Loan Documents, the Issuer’s Organizational Documents, or securities laws generally, such Pledgor’s Pledged Collateral is and will continue to be freely transferable and assignable, and none of such Pledgor’s Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, voting trust, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledgor’s Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Agent of rights and remedies hereunder.

(f)            Each Pledgor, with respect to any legal entities, has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated.

(g)            No consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to ensure the validity of the pledge of any of such Pledgor’s Pledged Collateral (other than such as have been obtained and are in full force and effect).

(h)            By virtue of the execution and delivery of this Agreement, the Agent has a first priority legal, valid and perfected Lien (subject to non-consensual Permitted Liens that arise by operation of law) upon and security interest in the Pledged Collateral as security for the payment and performance of the Obligations.

(i)            If such Pledgor shall become entitled to receive or shall receive any stock or other ownership certificate (including any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of such Pledgor’s Pledged Equity Interests in any Credit Party or any of its Subsidiaries, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of or other ownership interests in the Pledged Equity Interests, or otherwise in respect thereof, such Pledgor shall assign, pledge and grant such Pledgor’s right, title and interest in and to the same to the Agent pursuant to Section 2(a) hereof, and deliver the same to the Agent in the exact form received, duly endorsed by such Pledgor to the Agent, if required, together with an undated stock power or similar instrument of transfer covering such certificate duly executed in blank by such Pledgor, to be held by such Pledgor, subject to the terms hereof, as additional collateral security for the Obligations. Except as otherwise provided in the Loan Agreement, any sums paid upon or in respect of the Pledged Equity Interests upon the liquidation or dissolution of any Credit Party or any of its Subsidiaries shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Equity Interests or any property shall be distributed upon or with respect to the Pledged Equity Interests pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Agent, be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of such Pledgor’s Pledged Equity Interests shall be received by such Pledgor, such Pledgor shall, unless otherwise permitted by the Loan Agreement, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

SECTION 5.      REGISTRATION IN NOMINEE NAME; DENOMINATIONS.

The Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Collateral in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgor, endorsed or assigned in blank or in favor of the Agent. To the extent not prohibited by any applicable Requirement of Law or contract, each Pledgor will promptly give to the Agent copies of any material notices or other material communications received by it with respect to Pledged Collateral registered in the name of such Pledgor. Upon the occurrence and during the continuation of an Event of Default, the Agent shall at all times have the right to exchange the certificates representing Pledged Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 6.      VOTING RIGHTS; DIVIDENDS AND INTEREST.

(a)            Unless and until an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Loan Agreement and the other Loan Documents (and until an Event of Default shall have occurred and be continuing, Agent shall not be entitled to any of such rights), provided that such rights and powers shall not be exercised in any manner which would have the effect of materially and adversely imparing the rights and remedies of any of the Agent or the other Secured Parties under this Agreement, the Loan Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same. Pledgor shall be entitled to collect and receive for such Pledgor’s own use, and shall not be required to pledge, any cash dividends, proceeds or distributions paid in respect of the Pledged Collateral, except such dividends, proceeds or distributions as are prohibited under the Loan Agreement or any other Loan Document; provided, however, that until the Obligations are paid in full, all rights to any such permitted dividends, proceeds or distributions shall remain subject to the lien created by this Agreement and the mandatory prepayment provisions set forth in the Loan Agreement.

(b)            Upon the occurrence and during the continuance of an Event of Default, at the option of the Agent (at the direction of the Required Lenders) in its sole discretion, all rights of the Pledgors to exercise the voting and consensual rights and powers they are entitled to exercise pursuant to Section 6(a) shall cease upon concurrent written notice from Agent, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, the Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights in Agent’s sole and absolute discretion. Each Pledgor shall execute and deliver to the Agent, or cause to be executed and delivered to the Agent, all proxies, powers of attorney and other instruments as the Agent may request for the purpose of enabling the Agent to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to this Section 6.

SECTION 7. REMEDIES.

(a)            Upon the occurrence and during the continuance of an Event of Default, the Agent, on behalf of the Secured Parties, may sell, transfer or otherwise dispose of the Pledged Collateral or any interest or right therein or any part thereof, in one or more parcels, at the same or different times, at a public or private sale, or may make any other commercially reasonable disposition of the Pledged Collateral or any portion thereof. The Secured Parties may purchase the Pledged Collateral or any portion thereof at any public or private foreclosure sale. Each purchaser at any sale or other disposition of the Pledged Collateral shall hold the Pledged Collateral sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by any applicable Requirement of Law, each Pledgor hereby waives all rights of redemption, stay, valuation and appraisal such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Proceeds of the sale or other disposition shall be applied to the Obligations in such order as set forth in the Loan Agreement. Any remaining Proceeds shall be paid over to the Pledgor or others as provided by any applicable Requirement of Law.

(b)            To the extent that the Pledged Collateral is not registered under the various federal or state securities acts, the disposition thereof after the occurrence and during the continuance of an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration; each Pledgor understands that, upon such disposition, the Agent, on behalf of the Secured Parties, may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Collateral than if the Pledged Collateral were registered pursuant to federal and state securities legislation and sold on the open market. The Pledged Collateral is not, as of the date of this Agreement, registered under the various federal and state securities laws. Each Pledgor, therefore, agrees that:

(i)            if the Agent, on behalf of the Secured Parties, shall, pursuant to the terms of this Agreement, sell or cause the Pledged Collateral or any portion thereof to be sold at a private sale, the Secured Parties shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having recognized expertise and experience in connection with shares or obligations of companies or entities in the same or similar business as the issuing company or entity, which brokerage or investment firm shall have reviewed financial data and other information available to the Secured Parties pertaining to any Credit Party and any of its Subsidiaries (but shall not be obligated to seek such advice, and the failure to do so shall not be considered in determining the commercial reasonableness of the Agent’s action) as to the best manner in which to expose the Pledged Collateral for sale and as to the best price reasonably obtainable at the private sale thereof; and

(ii)            absent manifest error, such reliance shall be conclusive evidence that the Secured Parties have handled such disposition in a commercially reasonable manner.

(c)            The Agent, on behalf of the Secured Parties, shall have such rights and remedies as are set forth in the Loan Documents, all the rights, powers and privileges of a secured party under the Code as in effect in the applicable jurisdiction, and all other rights and remedies available to the Agent, on behalf of any Secured Party, at law or in equity.

SECTION 8.      Security Interest Absolute; RIGHTS CUMULATIVE; PLEDGORS REMAIN LIABLE; FURTHER ASSURANCES.

(a)            All rights of the Secured Parties and all security interests and all obligations of the Pledgors hereunder shall be continuing, absolute and unconditional irrespective of: (a) any lack of validity or enforceability of the Loan Agreement, the Notes, the Loan Documents, or any other documents executed and delivered in connection therewith; (b) any change in the time, manner or place of payment of, or any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Loan Agreement, the Notes, the Loan Documents or any other document executed or delivered in connection therewith; (c) any increase in, addition to, exchange or release of, or non-perfection of any Lien on or security interest in any other collateral or any release of, amendment of, waiver of, consent to or departure from any security document or guaranty, for all or any of the Obligations; (d) the failure of the Secured Parties to do any of the things or exercise any of the rights, interests, powers and authorities hereunder or (e) the absence of any action on the part of the Secured Parties to obtain payment or performance of the Obligations from any other Person. None of the Secured Parties shall in any way be responsible for any failure to do any or all of the things for which rights, interests, power and authority are herein granted.

(b)            Each Pledgor agrees that the rights of the Secured Parties, under this Agreement, the Loan Agreement, the Loan Documents, any other document executed in connection therewith, or any other contract or agreement now or hereafter in existence among the Secured Parties, or any of them, and the Pledgors shall be cumulative, and that the Secured Parties, or any of them, may from time to time exercise such rights and such remedies as the Secured Parties, or any of them, may have thereunder and under the laws of the United States and any state, as applicable, in the manner and at the time that the Secured Parties in their sole discretion desire. Each Pledgor further expressly agrees that the Secured Parties shall not in any event be under any obligation to resort to any Pledged Collateral prior to exercising any other rights that the Secured Parties, or any of them, may have against any Pledgor or its property, or to resort to any other collateral for the Obligations prior to the exercise of remedies hereunder nor shall the rights and remedies of the Secured Parties be conditional or contingent on any attempt of the Secured Parties to exercise any of its or their rights under any other documents executed in connection herewith against such party or against any other Person.

(c)            Notwithstanding anything herein to the contrary, (i) each Pledgor shall remain liable for all obligations under its Pledged Collateral and nothing contained herein is intended or shall be construed as a delegation of duties to the Agent or any other Secured Party and (ii) the exercise by the Agent of any of its rights hereunder shall not release any Pledgor from any of its duties or obligations under its Pledged Collateral.

(d)            This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Pledgor for liquidation or reorganization, should any Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Pledgor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Agent or any Secured Party, whether as a “voidable preference,” “fraudulent conveyance,” “fraudulent assignment” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(e)            Each Pledgor agrees to make, execute, deliver or cause to be done, executed and delivered, from time to time, all such further acts, documents and things as the Agent, on behalf of any Secured Party, may reasonably require for the purpose of perfecting or protecting its or their rights hereunder or otherwise giving effect to this Agreement (other than Excluded Perfection Actions), all promptly upon request therefor, including, but not limited to, delivery of updated schedules describing the Pledged Collateral in form and substance reasonably satisfactory to the Agent. Each Pledgor shall take or cause to be performed such acts and actions as shall be necessary or appropriate to assure that the security interest in and to the Pledged Collateral shall not become subordinate or junior to the security interests, liens or claims of any other Person except for non-consenual Permitted Liens that arise by operation of law.

SECTION 9.      SUBORDINATION.

(a)            Each Pledgor executing this Agreement covenants and agrees that the payment of all Indebtedness and any principal or interest (including interest which accrues after the commencement of any case or proceeding in bankruptcy, or for the reorganization of any Credit Party) thereon, owing by any Credit Party or any of its Subsidiaries to such Pledgor, including any intercompany trade payables or royalty or licensing fees (collectively, the “Intercompany Obligations”), is subordinated, to the extent and in the manner provided in this Section 9, to the prior payment in full of all Obligations (other than contingent indemnification Obligations to the extent no claim giving rise thereto has been asserted) (herein, the “Senior Obligations”) and that the subordination is for the benefit of Agent and the other Secured Parties, and Agent may enforce such provisions directly.

(b)            Each Pledgor executing this Agreement hereby (i) authorizes Agent to demand specific performance of the terms of this Section 9, whether or not any other Pledgor shall have complied with any of the provisions hereof applicable to it, at any time when an Event of Default has occurred and is continuing and (ii) irrevocably waives (to the maximum extent permitted by any Requirement of Law) any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

(c)            Upon any distribution of assets of any Credit Party in any dissolution, winding up, liquidation or reorganization (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

(i)            Agent and other Secured Parties shall first be entitled to receive payment in full in cash of the Senior Obligations before any Pledgor is entitled to receive any payment on account of the Intercompany Obligations, unless otherwise permitted by the Loan Agreement.

(ii)            Any payment or distribution of assets of any Pledgor of any kind or character, whether in cash, property or securities, to which any other Pledgor would be entitled except for the provisions of this Section 9(c), shall be paid by the liquidating trustee or agent or other Person making such payment or distribution directly to Agent, to the extent necessary to make payment in full of all Senior Obligations (other than contingent indemnification obligations as to which no claim has been asserted) remaining unpaid after giving effect to any concurrent payment or distribution or provisions therefore to Agent and the other Secured Parties.

(iii)            In the event that notwithstanding the foregoing provisions of this Section 9(c), any payment or distribution of assets of any Credit Party or any of its Subsidiaries of any kind or character, whether in cash, property or securities, shall be received by any Pledgor on account of the Intercompany Obligations before all Senior Obligations (other than contingent indemnification obligations as to which no claim has been asserted) are paid in full, such payment or distribution shall be received and held in trust for and shall be paid over to Agent for application to the payment of the Senior Obligations (other than contingent indemnification obligations as to which no claim has been asserted) until all of the Senior Obligations (other than contingent indemnification obligations as to which no claim has been asserted) shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefore to Agent and other Secured Parties.

(d)            No right of Agent and the other Secured Parties or any other present or future holders of any Senior Obligations to enforce the subordination provisions herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Pledgor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by any Pledgor with the terms hereof, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

SECTION 10.      POWER OF ATTORNEY.

(a)            Each Pledgor hereby appoints the Agent its attorney-in-fact, effective upon the occurrence and during the continuance of an Event of Default, with power of substitution, to take such action, execute such documents, and perform such work, as the Agent may deem reasonably appropriate to protect the Pledged Collateral or exercise the rights and remedies granted the Agent herein including the authority (i) to receive, open and dispose of in an appropriate manner all mail addressed to such Pledgor, and to notify the postal authorities to change the address for delivery of mail addressed to such Pledgor to such address as the Agent may designate, (ii) to endorse the name of such Pledgor on any note, acceptance, check, draft, money order or other evidence of debt from any Credit Party or any of its Subsidiaries to such Pledgor or of payment by any Credit Party or any of its Subsidiaries to such Pledgor which may come into the possession of any Secured Party, (iii) to compromise and settle or to sell, assign or transfer or to ask, collect, receive or issue any and all claims in respect of the Pledged Collateral possessed by such Pledgor all in the name of such Pledgor and (iv) generally to do such other things and acts in the name of such Pledgor as are necessary or appropriate to protect the Pledged Collateral or exercise the rights and remedies granted the Agent herein.

(b)            Each Pledgor ratifies its authorization for the Agent to file the financing statements on or after the date hereof covering the Pledged Collateral, if any.

(c)            The power of attorney granted herein is coupled with an interest and shall be irrevocable until the Termination Date.

SECTION 11. Assignment.

(a)            The Pledgors agree that this Agreement and rights of any Secured Party hereunder may in the discretion of such Secured Party be assigned in whole or in part by such Secured Party in accordance with the terms of the Loan Agreement. The Agent may also appoint sub-agents in accordance with the terms of the Loan Agreement. The Pledgors agree that the rights of any and all assignees shall be independent of any claims the Pledgors may have against the assignor or assignors. In the event this Agreement is so assigned by any of the Secured Parties, the terms “Agent,” “Secured Parties,” and “Secured Party” wherever used herein shall be deemed to refer to and include any such permitted assignee or assignees, as appropriate and in accordance with the terms of the Loan Agreement. This Agreement may be assigned by the Pledgors only with the written consent of the Agent.

(b)            This Agreement shall apply to and bind the Pledgors and the respective successors and assigns of the Pledgors and inure to the benefit of the respective successors and permitted assigns of the Secured Parties.

SECTION 12. INDEMNITY AND EXPENSES.

(a)            Each Pledgor agrees to indemnify each Secured Party in accordance with the terms of the Loan Agreement including, without limitation, the indemnification provisions set forth in Section 1.10 of the Credit Agreement.

(b)            Each Pledgor will pay to the Agent all reasonable and documented out-of-pocket expenses in connection with the negotiation, administration and enforcement of this Agreement, in accordance with Section 10.2 of the Loan Agreement

(c)            Any amounts payable as provided hereunder shall constitute additional Obligations and shall survive the termination of this Agreement.

SECTION 13. miscellaneous.

(a)            Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be given in a manner prescribed for notices in the Loan Agreement and shall be effective as to any Pledgor if sent to such Pledgor in care of the Borrower at the address of the Borrower set forth in the Loan Agreement.

(b)            Governing Law. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of New York.

(c)            Binding Agreement. This Agreement, together with all documents referred to herein, constitutes the entire Agreement among the Pledgors and the Secured Parties, or any of them, with respect to the matters addressed herein. In the event that a provision of this Agreement is in direct conflict with a provision of the Loan Agreement, the Loan Agreement shall govern.

(d)            Amendment and Waiver. This Agreement may not be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Agent and Pledgors. None of the Secured Parties shall by any act, delay, omission or otherwise, be deemed to have waived any of its or their rights or remedies hereunder, unless such waiver is in writing and signed by the Agent or one or more of the Agent or the Lenders in accordance with the Loan Agreement and then only to the extent therein set forth. A waiver by the Secured Parties, of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which any such Person would otherwise have had on any other occasion.

(e)            Severability. If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

(f)            Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. This Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Agent, electronic means, all of which shall be equally valid. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, as the case may be.

(g)            Time is of the Essence. Time is of the essence with regard to each Pledgor’s performance of its obligations hereunder.

(h)            Termination. Upon the Termination Date, this Agreement and the security interests granted and evidenced hereby shall be terminated and, at Pledgor’s expense, Agent shall return the Certificated Securities and other Collateral to Pledgor and execute such further documents or authorize the filing of such terminations as Pledgor may reasonably request to evidence such termination.

(i)            Jurisdiction and Venue. If any action or proceeding shall be brought by the Agent in order to enforce any right or remedy under this Agreement, each Pledgor hereby consents to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the State of New York, County of New York on the date of this Agreement. Each Pledgor hereby agrees, to the extent permitted by applicable Requirement of Law that service of the summons and complaint and all other process which may be served in any such suit, action or proceeding may be effected by mailing by registered mail a copy of such process to the offices of such Pledgor, as set forth in or otherwise provided pursuant to Section 10.6 of the Loan Agreement, and that personal service of process shall not be required. Nothing herein shall be construed to prohibit service of process by any other method permitted by law, or the bringing of any suit, action or proceeding in any other jurisdiction. Each Pledgor agrees that final judgment in such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by applicable Requirement of Law.

(j)            WAIVER OF JURY TRIAL. EACH OF THE AGENT, THE OTHER SECURED PARTIES AND EACH PLEDGOR WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING ARISING UNDER OR RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

Pledgor:

DRAGONFLY ENERGY HOLDINGS CORP.

By:	/s/ Denis Phares
Name: Denis Phares
Title: Chief Executive Officer

signature page
pledge agreement

agent:

ALTER DOMUS (US) LLC,
as Agent for the Secured Parties

By:	/s/ Pinju Chiu
Name: Pinju Chiu
Title: Associate Counsel

signature page
pledge agreement

Acknowledgement of Issuer

The undersigned Credit Party agrees to be bound by the terms of the foregoing Pledge Agreement and agrees not take, or omit to take, any action in contravention thereof.

ACKNOWLEDGED AND AGREED TO:

ISSUER:

DRAGONFLY ENERGY CORP.

By:	/s/ Denis Phares
Name: Denis Phares
Title: Chief Executive Officer

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pledge agreement

SCHEDULE 1

to

Pledge Agreement

Equity Interests

Pledgor	Issuer	Pledged Equity Description	Percentage of Interests or Shares and Number of Voting Shares or Units in Issuer	Certificate Number
Dragonfly Energy Holdings Corp.	Dragonfly Energy Corp.	Common stock	100 shares	A-1

Debt Securities

None.

Other Securities

None.

EXHIBIT A

to

Pledge Agreement

NOTICE OF PLEDGE

[_______________], 20[__]

TO:	[NAME OF ISSUER], a [State] [Entity Type] (“Company”)

Notice is hereby given that, pursuant to that certain Pledge Agreement dated as of October 7, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among the undersigned Pledgor (the “Pledgor”), the other Pledgors from time to time party thereto and ALTER DOMUS (US) LLC, as agent (in such capacity, “Agent”) for itself and for the other Secured Parties, in connection with financing arrangements in effect among, inter alia, Borrower, Agent, Holdings, the Lenders, and the other Credit Parties, Pledgor has pledged to Agent for itself and for the other Secured Parties, and granted to Agent for itself and for the other Secured Parties, a continuing security interest in the Pledged Collateral. All capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Agreement.

Pursuant to the Agreement, Company is hereby authorized and directed to:

(i)            register on its books Pledgor’s pledge to Agent of the Pledged Collateral; and

(ii)            upon the occurrence and during the continuance of an Event of Default make direct payment to Agent of any amounts due or to become due to Pledgor that are attributable, directly or indirectly, to Pledgor’s ownership of the Pledged Collateral in accordance with the terms of the Agreement.

Company acknowledges and agrees that upon the delivery of any certificates representing the Pledged Collateral issued by Company endorsed to Agent or in blank, or to the extent the Pledged Collateral are not represented by certificates, upon the execution and delivery of this Notice of Pledge (this “Notice”), Agent shall have control (as such term is used in Sections 9-314, 9-106 and 8-106 and any successor sections of the UCC) over the Pledged Collateral.

Notwithstanding anything contained herein to the contrary, Company shall not issue or deliver to any Person at any time, unless requested to do so in writing by Agent, any certificates representing the Pledged Collateral.

Pledgor hereby requests Company to indicate its acceptance of this Notice and consent to and confirmation of its terms and provisions by signing a copy of this Notice where indicated below and returning it to Agent.

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PLEDGOR:	[NAME OF PLEDGOR]

By:
Name:
Title:

signature page
notice of pledge

Acknowledged and agreed to as of the date first written above by Company:

COMPANY:	[NAME OF ISSUER]

By:
Name:
Title:

signature page
notice of pledge

EXHIBIT B

to

Pledge Agreement

SUPPLEMENT TO PLEDGE AGREEMENT

THIS SUPPLEMENT TO PLEDGE AGREEMENT, dated as of [__________], 20[___] (this “Pledge Supplement”), supplements that certain Pledge Agreement, dated as of October 7, 2022, by and among DRAGONFLY ENERGY HOLDINGS CORP. (f/k/a Chardan NexTech Acquisition 2 Corp.), a Delaware corporation (“Holdings”), the other Pledgors from time to time party thereto and ALTER DOMUS (US) LLC, as agent (in such capacity, “Agent”) for itself and for the other Secured Parties (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”). Capitalized terms used herein without definition are used as defined in the Pledge Agreement.

Each of the undersigned (each individually a “Pledgor” and collectively, the “Pledgors”) hereby agrees that (i) this Pledge Supplement shall be attached to the Pledge Agreement and that the Securities listed below shall be and become part of the Securities referred to in the Pledge Agreement and shall secure all Obligations of the undersigned under the Loan Agreement and (ii) the information set forth below is hereby added to the information set forth in Schedule I to the Pledge Agreement. Each of the undersigned hereby represents and warrants that each of the representations and warranties contained in the Pledge Agreement applicable to it is true and correct in all material respects on and as the date hereof as if made on and as of such date. Each of the Pledgors further acknowledges and agrees that the terms and provisions of the Pledge Agreement are hereby ratified and confirmed and shall continue in full force and effect, such Pledgor hereby agreeing that the Pledge Agreement continues to be validly existing and enforceable in accordance with its terms, as supplemented hereby.

IDENTIFICATION OF PLEDGED EQUITY INTERESTS

Pledgor	Issuer and Organization	Pledged Equity Description	Percentage of Interests or Shares and Number of Voting Shares or Units in Issuer	Certificate Number

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Pledge Supplement to be duly executed and delivered as of the date first above written.

PLEDGOR:

[NAME OF PLEDGOR]

By:
Name:
Title:

signature page

supplement to pledge agreement

ACKNOWLEDGED AND AGREED
as of the date first above written:

ALTER DOMUS (US) LLC, as Agent

By
Name:
Title:

signature page

supplement to pledge agreement